Neuberger Berman Advisers Management Trust® (“AMT Funds”)
Neuberger Berman Alternative and Multi-Asset Class Funds® (“Alternative Funds”)
Neuberger Berman Equity Funds® (“Equity Funds”)
Neuberger Berman Income Funds® (“Income Funds”)

Supplement to the Prospectuses of each series of AMT Funds, Alternative Funds, Equity Funds and Income Funds (each a “Fund”), as applicable, each as amended and supplemented.

Supplement to the Equity Funds’ and Income Funds’ Statements of Additional Information, each as amended and supplemented.

Effective immediately, the following changes apply:

(1) The second paragraph under “Foreign and Emerging Market Risk.” in the “Additional Information about Principal Investment Risks” section of each applicable Fund’s Prospectuses is hereby deleted in its entirety and replaced with the following:

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes, and may suffer from extreme and volatile debt burdens or inflation rates. Emerging market countries may also have less developed legal and accounting systems. Shareholder claims and legal remedies that are common in the United States may be difficult or impossible to pursue in many emerging market countries. In addition, due to jurisdictional limitations, matters of comity and various other factors, U.S. authorities may be limited in their ability to bring enforcement actions against non-U.S. companies and non-U.S. persons in certain emerging market countries. Most foreign and emerging market companies are not subject to the uniform accounting, auditing and financial reporting requirements applicable to issuers in the United States, which may impact the availability and quality of information about foreign and emerging market issuers. Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. Additionally, in times of market stress, regulatory authorities of different emerging market countries may apply varying techniques and degrees of intervention, which can have an effect on prices. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets and the situation may require that the Fund fair value its holdings in those countries.

(2) The following is added (a) as the fifth paragraph under “Greater China Region Risk.” in the “Additional Information about Principal Investment Risks” section of each Equity Fund’s Class A, Class C and Institutional Class Prospectus and (b) as the fifth paragraph under “Investing in the Greater China Region.” in the “Investment Information – Additional Investment Information” section of the Equity Funds’ Statement of Additional Information:

There has been increased attention from the SEC and the Public Company Accounting Oversight Board (“PCAOB”) with regard to international auditing standards of U.S.-listed companies with significant operations in China as well as PCAOB-registered auditing firms in China. Currently, the SEC and PCAOB are only able to get limited information about these auditing firms and are restricted from inspecting the audit work and practices of registered accountants in China. These restrictions may result in the unavailability of material information about issuers in China or an issuer’s operations in China.

(3) The first paragraph under “Loan Interests Risk.” in the “Additional Information about Principal Investment Risks” section of each applicable Fund’s Prospectuses is hereby deleted in its entirety and replaced with the following:

Loan interests generally are subject to restrictions on transfer, and the Fund may be unable to sell its loan interests at a time when it may otherwise be desirable to do so or may be able to sell them promptly only at prices that are less than what the Fund regards as their fair market value. Accordingly, loan interests may at times be illiquid. Loan interests may be difficult to value and may have extended settlement periods (the settlement cycle for many bank loans exceeds 7 days). Extended settlement periods may result in cash not being immediately available to the Fund. As a result, during periods of unusually heavy redemptions, the Fund may have to sell other investments or borrow money to meet its obligations. A significant portion of floating rate loans may be “covenant lite” loans that may contain fewer or less restrictive constraints on the borrower and/or may contain other characteristics that would be favorable to the borrower. Interests in loans made to finance highly leveraged companies or to finance corporate acquisitions or other transactions may be especially vulnerable to adverse changes in economic or market conditions.

(4) The following is added as a new paragraph to the “Investment Information – Additional Investment Information” section of the Income Funds’ Statement of Additional Information:

TALF Program: A Fund may purchase certain asset-backed securities with the proceeds from loans obtained under the 2020 Term Asset-Backed Securities Loan Facility Program (“TALF Program”), delivering such securities as collateral. In addition, a Fund may deliver mortgage-backed securities, including commercial mortgage-backed securities (“CMBS”) and asset-backed securities already owned by the Fund as collateral for such a loan, and may use the proceeds to purchase other securities consistent with the Fund’s investment strategies. The TALF Program is a federal program created by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) and the U.S. Treasury, and operated by the Federal Reserve Bank of New York (the “New York Fed”) through a special purpose vehicle. Up to $100 billion is being made available to borrowers under the TALF Program, with a minimum loan amount of $5 million.
Under the TALF Program, except in limited circumstances, loans received by a Fund are non-recourse, and if the Fund does not repay the loan, the New York Fed may enforce its rights only against the eligible collateral pledged by the Fund and not against any other assets of the Fund. The Fund will have the ability to surrender collateral in full satisfaction of a TALF loan.  The types of securities included as eligible TALF collateral may expand, but will generally include asset-backed securities backed by cash portfolios of auto loans and leases, student loans, credit card receivables, equipment loans, dealer floorplan loans, insurance premium finance loans, U.S. Small Business Administration 7(a) guaranteed loans, leveraged loans, and commercial mortgages. Among other requirements, all eligible collateral must at issuance be rated in the highest investment-grade rating category by at least two ratings agencies (without the benefit of a third-party guarantee), and must not have been placed on a watch list or downgraded by any such rating agency. In general, asset-backed securities used as eligible collateral must be issued on or after March 23, 2020, while CMBS must be issued before March 23, 2020. For CMBS, the underlying credit exposures must be to real property located in the United States or one of its territories.
In order to obtain a loan under the TALF Program, a Fund is required to pay up-front to the counterparty a certain percentage of the purchase price or value of the eligible collateral (called the “haircut”). In addition, it will be required to pay an administrative fee to the New York Fed special purpose vehicle on the settlement date of each TALF Program loan received by a Fund. The New York Fed has the authority to set different interest rates for TALF loans issued on different settlement dates during the term of the TALF Program.  The New York Fed may not adjust the interest rate applicable to an outstanding TALF loan (other than as set forth in the Master Loan and Security Agreement (the “MLSA”) relating to penalty or default rates).  If the New York Fed elects to raise interest rates applicable to TALF loans, or the spread between the applicable TALF loan interest rate and the interest rate on eligible TALF collateral available for purchase by the Fund otherwise decreases, such change could significantly reduce the returns to the Fund and adversely impact the Fund’s performance.  Moreover, if collateral securing a TALF loan ceases to pay interest sufficient to cover the interest rate applicable to the TALF loan, the Fund may be compelled to “put” such collateral back to the New York Fed in satisfaction of the loan.  Depending on returns to date and the market value of such collateral at the time the Fund puts the collateral back to the New York Fed, the Fund could lose part or all of its investment in such collateral.
A Fund will pledge eligible collateral, which will consist of either certain eligible asset-backed securities that the Fund currently owns or other asset-backed securities that the Fund purchases with TALF loan proceeds. A Fund may not substitute eligible collateral during the term of the TALF loan. Except in limited circumstances, TALF loans by the New York Fed to a Fund are non-recourse, and if the Fund does not repay the loan, the New York Fed may enforce its rights only against the eligible collateral pledged by the Fund and not against any other assets of the Fund. TALF loans are prepayable, in whole or in part, at the option of a Fund without penalty, and the Fund may satisfy its loan obligation in full at any time by surrendering the eligible collateral to the New York Fed. Generally, under the terms of the TALF Program a payment of principal on eligible collateral must be used immediately to reduce the principal amount of the TALF loan in proportion to the haircut (for example, if the original haircut was 10%, 90% of any principal repaid must be immediately paid to the New York Fed). A Fund will participate in the TALF Program in accordance with applicable regulatory guidance and no-action relief provided by the SEC staff.
The risk of leverage to a Fund under the TALF Program is the same risk of leverage that applies to other types of borrowings the Fund may engage in (see “Additional Investment Information – Leverage” above for more details). Loans under the TALF Program would not be subject to a Fund’s limitations on borrowings (which are generally limited to 33 1/3 % of the Fund’s total assets). However, a Fund will borrow under the TALF Program only if it maintains segregated liquid assets (in addition to any assets pledged as eligible collateral), marked-to-market daily, in an amount equal to the Fund’s outstanding principal and interest under the TALF loan, treating the loans under the TALF Program similar to other financial instruments (such as reverse repurchase agreements) that obligate a Fund to “cover” its obligation to purchase or deliver cash or securities at a future time.
Participation in the TALF Program and other loan programs sponsored by the United States of America (and any of its subdivisions, agencies, departments, commissions, boards, authorities, instrumentalities or bureaus) will not be considered purchasing securities on margin for purposes of a Fund’s limits on margin.
The New York Fed reserves the right to reject any request for a loan, in whole or in part, in its sole discretion, even if a Fund meets all requirements of the TALF Program. The New York Fed has the right to review and make adjustments to the TALF Program’s terms and conditions, including size of program, pricing, loan maturity, and asset and borrower eligibility requirements, consistent with the policy objectives of the TALF Program.  The announced terms and conditions of the TALF Program have undergone rapid changes to date, and are likely to continue to change. A Fund cannot predict the form any such changes or modifications might take and, if a Fund participates in the TALF Program, such changes may adversely affect the value of the Fund’s assets and the ability of the Fund to achieve its investment objectives. Any changes to the TALF Program may, among other things, further limit or expand the types of securities that may be purchased with the proceeds of a TALF Program loan.
Participation in the TALF Program requires a Fund to contract with a primary dealer that will be authorized to act as agent for the Fund. A primary dealer may receive direct or indirect fees for its services. Any such fees incurred will be borne by a Fund. Under the terms of the TALF Program, any interest and principal payments from TALF-eligible collateral will be directed first to a custodial account in the name of the primary dealer prior to remittance to a Fund. As a result, a Fund will be subject to the counterparty risk of the primary dealer. Any voting rights held in respect of TALF eligible collateral under a TALF Program loan currently are subject to the consent of the New York Fed, whose consent must be obtained via the primary dealer, which may delay a Fund’s voting ability.
Any transfer or assignment with respect to obligations under a TALF loan and the associated collateral will require the consent of the New York Fed.  The New York Fed has indicated that it will not consent to any assignment by a borrower of its TALF loan and associated collateral after the termination date for making new loans, which is September 30, 2020 (unless extended by the Federal Reserve and the U.S. Department of the Treasury).  Moreover, under the 2009 TALF program, the New York Fed withheld consent to such transfers, except under unusual and exigent circumstances.  If similar restrictions apply to the TALF Program, the Fund may have limited liquidity with respect to its investments pledged as collateral for TALF loans, and by extension limited ability to realize the value of these investments pledged as collateral.
Under certain circumstances, loans under the TALF Program may become recourse to a Fund, which may adversely affect the Fund’s ability to achieve its investment objective. In connection with any borrowing by a Fund under the TALF Program, the Fund will be required to represent, among other things, that at the time of borrowing the Fund is an eligible borrower and that the collateral is eligible collateral. A determination that a Fund is, at any time, not an eligible borrower (based on the criteria that is applicable at the time of borrowing), or a determination that certain representations made by the Fund under the TALF Program were untrue when made, will cause the loan to become full recourse to the Fund, and the Fund must then repay the loan or surrender the eligible collateral at a time when it may not be advantageous to do so, which may result in losses to the Fund. If loans under the TALF Program become recourse against a Fund and the value of the eligible collateral pledged to the New York Fed does not at least equal the amount of principal and interest the Fund owes to the New York Fed under the loan, then the Fund will be required to pay the difference to the New York Fed. In order to make this payment, a Fund may be required to sell portfolio securities during adverse market conditions or at other times it would not otherwise choose to sell such securities. Finally, if a TALF loan were to become recourse and a Fund were to surrender its eligible collateral under the terms of the TALF Program, it would lose the amount of the haircut.
Under the terms of its agreement with a Fund, the primary dealer may disclaim all liability for losses that may occur in connection with the TALF Program, the risk of which is borne by the Fund. Further, a Fund may agree to indemnify the primary dealer for any losses that the primary dealer may incur under the terms of the TALF Program. The primary dealer may terminate its agreement with a Fund at any time. If a Fund is not able to find a replacement primary dealer within the requisite period of time, it may be required to either repay the loan, sell the eligible collateral, or surrender the eligible collateral at a time when it may not be advantageous to do so, which may result in losses to the Fund. Agreements with the primary dealer are subject to amendment by the primary dealer without a Fund’s consent, in order to conform to any future amendments of the TALF Program by the Federal Reserve.
Notwithstanding that the Fund would generally not be liable for a TALF loan in excess of its investment in pledged collateral (i.e., the applicable “haircut amount”), given the Fund’s aggregate leverage the Fund may have limited resources with which to defend its equity position in collateral securing a TALF loan in the event of a collateral enforcement event under the MLSA with respect to such TALF loan.  A collateral enforcement event would include, among others, failure of the Fund to make periodic payments under the TALF loan.  The New York Fed’s remedies upon the occurrence of such collateral enforcement event may include a right of acceleration of all amounts due with respect to such TALF loan, including the entire loan and unpaid accrued interest, and foreclosure upon such collateral.  If the Fund does not intend to surrender collateral in full satisfaction of a TALF loan upon a collateral enforcement event with respect to such TALF loan, the Fund will be required to pay principal and interest as required under such TALF loan even if the payments from the collateral securing such TALF loan are insufficient to do so.
In addition, the collateral pledged for a TALF loan may mature after the maturity date of the applicable TALF loan, or the collateral’s maturity date may be extended to a date after the maturity date of the applicable TALF loan.  In such a case, upon the maturity of the TALF loan, the Fund must either surrender the pledged collateral in full satisfaction of the TALF loan (in which case the Fund will lose the value of the pledged collateral in excess of the Fund’s remaining obligations under the TALF loan), pay the outstanding amount of the TALF loan and recover the collateral, or arrange for sale of the collateral, with sale proceeds in excess of the Fund’s remaining obligations under the TALF loan remitted back to the Fund.  If the Fund wishes to pay the outstanding amount of the TALF loan and recover the collateral (for example, because it cannot find a purchaser at a price commensurate with the Manager’s valuation of such collateral), the Fund must pay the remaining principal and interest outstanding on such TALF loan, notwithstanding that the Fund may have limited resources with which to do so given the Fund’s aggregate leverage.
The New York Fed will have the right to access the financial records of the Fund.  The Fund must provide any reports or statements that the New York Fed reasonably requests in connection with the Fund’s TALF loans, collateral and other obligations under the TALF Program. The Fund must also permit the New York Fed’s designees to visit the Fund’s offices, discuss the Fund’s affairs, finances and condition with the Fund’s officers, directors, employees and accountants, and audit and inspect the Fund’s financial records, which the Fund may consider confidential and proprietary, and make extracts and copies therefrom.  The Manager may be required to disclose information in connection with verifying to a primary dealer that the Fund is an eligible borrower under the TALF Program, or otherwise in connection with the TALF Program (including with respect to the New York Fed’s or a primary dealer’s diligence obligations thereunder).  The New York Fed is in turn obligated to disclose to the public certain information which the Fund may consider confidential and proprietary, including without limitation the identity of certain material investors (as defined under the TALF Program) in the Fund or the Manager.
The terms and conditions of the TALF loans may become less attractive if the TALF Program gains popularity, general economic conditions improve, the spread of the COVID-19 virus is contained, and/or liquidity improves in the credit markets.
Finally, the TALF Program, constituting one of several responses by the U.S. government to address distress in the U.S. credit markets, is being closely monitored by the administration, Congress and the media.  The administration or Congress, prompted by political, economic or policy considerations arising from the performance of the TALF Program itself or other circumstances or developments, could intervene to change terms and conditions of the TALF Program in a manner detrimental to the interest of the Fund and its shareholders.
(5) The following is added to Appendix A in each Fund’s Class A, Class C and Institutional Class Prospectus:
Baird:
Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Baird
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
■	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird
■
Shares purchased from the proceeds of redemptions from another Fund within the fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

■
A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird

■
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C Shares Available at Baird
■	Shares sold due to death or disability of the shareholder
■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
■	Shares bought due to returns of excess contributions from an IRA Account
■	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s Prospectus
■	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
■	Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
■	Breakpoints as described in this Prospectus
■
Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird.  Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

■	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time
Oppenheimer & Co. Inc.:
Effective June 30, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
■
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

■	Shares purchased by or through a 529 Plan
■	Shares purchased through a OPCO affiliated investment advisory program
■	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

■
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

■
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

■	Employees and registered representatives of OPCO or its affiliates and their family members
■	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus
CDSC Waivers on A, B and C Shares available at OPCO
■	Death or disability of the shareholder
■	Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
■	Return of excess contributions from an IRA Account
■
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

■	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
■	Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
■	Breakpoints as described in this Prospectus.
■
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

The date of this supplement is June 1, 2020.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC
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